EXHIBIT 10.28

SECURITY AND PLEDGE AGREEMENT


This Security and Pledge Agreement (this "Agreement") is dated as of February 17, 2004 between CT Holdings, Inc., a Delaware corporation ("Pledgor"), and Steven B. Solomon (the "Secured Party").

PRELIMINARY STATEMENT

     WHEREAS, the Pledgor is the maker of and has entered into that certain convertible note, dated of even date herewith, with Secured Party, in the principal sum of $30,000, bearing interest at the rate or rates therein stated (the "Note"); and

     WHEREAS, in order to induce Secured Party to lend money to Pledgor and to enter into the Note, Pledgor has agreed to enter into this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     GRANT OF SECURITY INTEREST.  Pledgor hereby grants to the Secured Party a
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lien on and security interest in and to any and all right, title and interest in all of the shares of Series A-3 Convertible Preferred Stock of Parago, Inc., which were obtained using the proceeds of the loan under the Note, together with
(a) any dividends or distributions thereon, (b) any additional shares resulting from any stock split or similar event, (c) any shares of common stock issued upon conversion of such shares, and (d) the proceeds from any sale of Parago resulting in payments to holders of such shares, such assets being herein sometimes referred to as the "Collateral." All terms used in this Agreement that are defined in the Uniform Commercial Code of the State of Texas ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide. The term Collateral as used herein shall also include, without limitation, all insurance payable by reason of loss or damage to the Collateral.

2.     OBLIGATIONS HEREBY SECURED.  The lien and security interest herein
---------------------------------
granted and provided for is made and given to secure, and shall secure, the payment and performance of (a) Pledgor's obligations under the Note executed in connection herewith (whether arising before or after the filing of a petition in bankruptcy) until such time as the Note is paid in full, and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Party in collecting or enforcing its rights under the Note or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being hereinafter referred to as the "Obligations").

3.     COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES. The Pledgor hereby
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covenants and agrees with, and represents and warrants to, the Secured Party that:

     (a) Pledgor has and will have at all times good title to the Collateral, and full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance other than as permitted by the Secured Party. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Obligations. Possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Pledgor to Secured Party will perfect and establish the first priority of Secured Party's security interest hereunder in the Collateral.

     (b) The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies, and encumbrances of every kind, nature and description, whether voluntary or involuntary other than as permitted by the Secured Party. Pledgor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Secured Party.

     (c) Pledgor's office and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof. Except as specified elsewhere herein, all Collateral shall be kept at such address, and Secured Party shall be entitled to maintain possession of the securities representing the Collateral.

     (d) Pledgor shall promptly pay when due all taxes, assessments, and governmental charges and levies upon or against Pledgor or any of the Collateral, before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure or other realization upon any of the Collateral and preclude interference with the operation of Pledgor's business in


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the ordinary course, and Pledgor shall have established adequate reserves therefor.

     (e) Pledgor shall not, without the Secured Party's prior written consent, sell, assign, mortgage, lease, or otherwise dispose of the Collateral or any interest therein.

     (f) If any Collateral is in the possession or control of Pledgor's agents or processors and the Secured Party so requests, Pledgor agrees to notify such agents or processors in writing of the Secured Party's security interest therein and instruct them to hold all such Collateral for the Secured Party's account and subject to the Secured Party's instructions.

     (g) Pledgor agrees from time to time to deliver to the Secured Party upon written notice such evidence of the existence, identity, and location of its Collateral and of its availability as collateral security pursuant hereto as the Secured Party may request. The Secured Party shall have the right to verify all or any part of the Collateral in any reasonable manner, and through any medium, which the Secured Party considers appropriate (including, without limitation, the verification of Collateral by use of a fictitious name), and Pledgor agrees to furnish all assistance and information, and perform any acts, which the Secured Party may require in connection therewith.

     (h) Pledgor agrees to execute and deliver to the Secured Party such further agreements, assignments, instruments, and documents and to do all such other things as the Secured Party may deem necessary or appropriate to assure the Secured Party its lien and security interest hereunder, including such financing statements, and amendments thereof or supplements thereto, and such other instruments and documents as the Secured Party may from time to time require in order to comply with the UCC. Pledgor hereby agrees that a carbon, photographic, or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Secured Party without notice thereof to Pledgor wherever the Secured Party in its sole discretion desires to file the same. In the event for any reason the law of any jurisdiction other than Texas becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, Pledgor agrees to execute and deliver all such instruments and documents and to do all such other things as the Secured Party in its sole discretion deems necessary or appropriate to preserve, protect, and enforce the lien and security interest of the Secured Party under the law of such other jurisdiction. Pledgor agrees to mark its books and records to reflect the lien and security interest of the Secured Party in the Collateral.

     (i) On failure of Pledgor to perform any of the covenants and agreements herein contained, the Secured Party may, at its option, perform the same and in so doing may expend such reasonable sums as the Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes, liens, and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Secured Party may be compelled to make by operation of law or which the Secured Party may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by Pledgor upon demand and shall constitute additional Obligations secured hereunder. No such performance of any covenant or agreement by the Secured Party on behalf of Pledgor, and no such advancement or expenditure therefor, shall relieve Pledgor of any default under the terms of this Agreement or in any way obligate the Secured Party to take any further or future action with respect thereto.

4.     COLLECTION OF RECEIVABLES.  Upon the occurrence of any Event of Default
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and whether or not the Secured Party has exercised any or all of its rights under other provisions of this Section 4, the Secured Party or its designee may notify the Pledgor's customers and account debtors at any time that receivables or any other Collateral have been assigned to the Secured Party or of the Secured Party's security interest therein, and either in its own name, or Pledgor's name, or both, demand, collect, receive, receipt for, sue for, compound, and give acquittance for any or all amounts due or to become due on receivables or any other Collateral, and in the Secured Party's discretion file any claim or take any other action or proceeding which the Secured Party may deem necessary or appropriate to protect or realize upon the security interest of the Secured Party in the receivables or any other Collateral.

5.     POWER OF ATTORNEY.  In addition to any other powers of attorney contained
------------------------
herein, Pledgor hereby appoints the Secured Party, its nominee, and any other person whom the Secured Party may designate, as Pledgor's attorney-in-fact, with full power during the existence of an Event of Default to sign Pledgor's name on verifications of accounts and other Collateral; to send requests for verification of Collateral to Pledgor's customers, account debtors, and other obligors; to endorse Pledgor's name on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Secured Party's possession or on any assignments, stock powers, or other instruments of transfer relating to the Collateral or any part thereof; to sign Pledgor's name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of Pledgor's mail to an address designated by the Secured Party; to receive, open and dispose of all mail addressed to Pledgor; and to do all things necessary to carry out this Agreement.


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Pledgor hereby ratifies and approves all acts of any such attorney and agrees that neither the Secured Party nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Secured Party may file one or more financing statements disclosing its security interest in any or all of the Collateral without Pledgor's signature appearing thereon. Pledgor also hereby grants the Secured Party a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of Pledgor without notice thereof to such Pledgor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and satisfied.

6.     DEFAULTS  AND  REMEDIES.
------------------------------

     (a) An "Event of Default" shall mean any of the following: (i) an Event of Default under the Note, or (ii) a breach by Pledgor of any of the terms hereof.

     (b) Upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Secured Party may, without demand and without advertisement, notice, hearing, or process of law, all of which Pledgor hereby waives, at any time or times, sell and deliver all or any part of the Collateral held by or for it at public or private sale, for cash, upon credit, or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion. In addition to all other sums due the Secured Party hereunder, the Pledgor shall pay the Secured Party all costs and expenses incurred by the Secured Party, including attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against the Secured Party or Pledgor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to Pledgor in accordance with Section 9(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided however, no notification need be given to Pledgor if Pledgor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Secured Party may be the purchaser at any such sale. Pledgor hereby waives all of its rights of redemption from any such sale. The Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Secured Party may further postpone such sale by announcement made at such time and place.

     (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on Pledgor's premises (Pledgor hereby agreeing to lease such premises without cost or expense to the Secured Party or its designee if the Secured Party so requests) or to remove the Collateral or any part thereof to such other places as the Secured Party may desire. Upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have the right to exercise any and all rights with respect to deposit accounts of each Pledgor maintained with the Secured Party, including, without limitation, the right to collect, withdraw, and receive all amounts due or to become due or payable under each such deposit account. Upon the occurrence and during the continuation of any Event of Default, Pledgor shall, upon the Secured Party's demand, assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party.

     (d) Failure by the Secured Party to exercise any right, remedy, or option under this Agreement or any other agreement between Pledgor, and the Secured Party or provided by law, or delay by the Secured Party in exercising the same, shall not operate as a waiver; and no waiver by the Secured Party shall be effective unless it is in writing and then only to the extent specifically stated. The rights and remedies of the Secured Party under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Secured Party may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Secured Party.

     (e) Anything herein to the contrary notwithstanding, Pledgor agrees to indemnify and hold the Secured Party, his representatives, agents and attorneys harmless from and against any and all losses damages or expenses suffered, sustained or required to be paid by Secured Party by reason of any representation


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or warranty of the Pledgor made pursuant to this Agreement being untrue or incorrect in any material respect.

7.     APPLICATION OF PROCEEDS.  The proceeds and avails of the Collateral at
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any time received by the Secured Party after the occurrence and during the continuation of any Event of Default shall, when received by the Secured Party in cash or its equivalent, be applied by the Secured Party as follows:

     (i) First, to the payment and satisfaction of all sums paid and costs and expenses incurred by the Secured Party hereunder or otherwise in connection herewith, including such monies paid or incurred in connection with protecting, preserving or realizing upon the Collateral or enforcing any of the terms hereof, including reasonable attorneys' fees and court costs, together with any interest thereon as set forth in the Note (but without preference or priority of principal over interest or of interest over principal), to the extent the Secured Party is not reimbursed therefor by the Pledgor; and

     (ii)     Second, to the payment and satisfaction of the remaining
Obligations;

Pledgor shall remain liable to the Secured Party for any deficiency. Any surplus remaining after the full payment and satisfaction of the foregoing shall be returned to Pledgor or to whomsoever the Secured Party reasonably determines is lawfully entitled thereto.

8.     CONTINUING AGREEMENT.  This Agreement shall be a continuing agreement in
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every respect and shall remain in full force and effect until the Obligations have been fully paid. Upon such termination of this Agreement, the Secured Party shall, upon the request and at the expense of Pledgor, forthwith release its security interest hereunder and return any Collateral to Pledgor.

9.     MISCELLANEOUS.
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     (a)     This Agreement cannot be changed or terminated orally.  All of the rights, privileges, remedies, and options given to the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all the terms, conditions, covenants, agreements, representations, and warranties of and in this Agreement shall bind the Pledgor and its legal representatives, successors and assigns, provided that Pledgor may not assign its rights or delegate its duties hereunder without the Secured Party's prior written consent.

     (b) Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the other given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder shall be addressed:

     to the Pledgor:                         to the Secured Party:

     CT Holdings, Inc.                       Steven B. Solomon
     8750 North Central Expressway           8750 North Central Expressway
     Suite 100                               Suite 100
     Dallas, TX 75231                        Dallas, Texas 75231
     Phone No. 214-520-9292                  Phone No. 214-384-7608
     Fax: 214-520-9293                       Fax: 214-520-0034

     Attention: CEO and CFO

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section.

     (c) In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall to such extent be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

     (d) The lien and security interest herein created and provided for stand as direct and primary security for the Obligations of the Pledgor pursuant to the Note. No application of any sums received by the Secured Party in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any part thereof shall in any manner entitle Pledgor to any right, title or interest in or to the Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until the Obligation has been fully paid.


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Pledgor acknowledges that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts of omissions whatsoever of the Secured Party or any other holder of the Obligation, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Secured Party or any other holder of any Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of the Secured Party or any other holder of any Obligations to realize upon or protect any of the Obligations or any collateral or security therefor. Except as otherwise permitted by the Secured Party, the lien and security interest hereof shall not in any manner be impaired or affected by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing.

     (e) This Agreement shall be deemed to have been made in the State of Texas and shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to its conflicts of laws principals. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (f) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument.

In Witness Whereof, the parties have caused this Security and Pledge Agreement to be duly executed and delivered as of the date and year first above written.


                                       Pledgor:

                                       CT HOLDINGS, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       Pledgor's Address:


                                       8750 North Central Expressway, Suite 100

                                       Dallas, TX 75231


                                       Secured Party:


                                       STEVEN B. SOLOMON


                                       _________________________________________
                                       Steven B. Solomon


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